UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-5465	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10,022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2012, Steel Partners Holdings L.P., a Delaware corporation (the “Company”), issued a press release regarding its financial results for the quarter ended June 30, 2012.  The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the  “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibits
99.1	Press Release issued August 14, 2012.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 14, 2012	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Chief Financial Officer

Exhibits

Exhibit No.	Exhibits
99.1	Press Release issued August 14, 2012.

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